                       CLEARPOINT BUSINESS RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                          (IN THOUSANDS OF US DOLLARS)

                                         SIX MONTHS ENDED      FISCAL YEAR ENDED
                                             JUNE 30              DECEMBER 31,

                                          2006     2005     2005 (1)    2004    2003
                                         ----------------   -------------------------

Sales                                    55,539    26,503    84,200   28,670    9,763
Cost of sales                            45,793    22,019    68,789   22,596    8,210
                                         ----------------   -------------------------
Gross profit                              9,746     4,484    15,411    6,074    1,553
Selling, general and
  administration expense                  7,029     3,499    11,025    5,344    1,351
Depreciation and amortization             1,531       794     2,013      743      100
                                         ----------------   -------------------------
Income (loss) from operations             1,186       191     2,373      (13)     102
Interest expense and factoring fees      (1,794)     (664)   (2,475)    (429)     (55)
Interest expense on warrant liability      (114)       --    (1,173)      --       --
Other income (expense)                       (3)       32        (1)      77       --
                                         ----------------   -------------------------
Net income (loss) before taxes             (725)     (441)   (1,276)    (365)      47
Income taxes                                 34      (364)      (77)      21        8
                                         ----------------   -------------------------
Net income (loss)                          (759)      (77)   (1,199)    (386)      39
                                         ================   =========================

EBITDA                                    2,717       985     4,386      730      202
Non-recurring items (2)                      --        --     1,000       --       --
                                         ----------------   -------------------------

Adjusted EBITDA                           2,717       985     5,386      730      202
                                         ================   =========================

(1)   Fiscal 2005 includes the acquisition of Quantum Resources, Corporation effective August 1, 2005.

(2)   Non-recurring items reflect one-time, non-recurring bonus payments made at the end of fiscal 2005.

Consolidated balance sheets and statements of operations were prepared by
ClearPoint as a private company, in accordance with U.S. generally accepted accounting principles and may not conform to SEC Regulation S-X. Accordingly, such historical information may be adjusted and presented differently in our proxy statement to solicit stockholder approval of the merger.

                       CLEARPOINT BUSINESS RESOURCES, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                          (IN THOUSANDS OF US DOLLARS)

                                                AS AT
                                               JUNE 30,       AS AT DECEMBER 31,
                                                 2006      2005      2004     2003
                                               --------   -------------------------

Cash and cash equivalents                           937        59      104        1
Accounts receivable                              11,707    11,712    3,642      535
Unbilled revenue                                  2,049     1,628      562       --
Prepaid expenses and other current assets         4,578     2,360      121       26
                                               --------   -------------------------
Total current assets                             19,271    15,759    4,429      562

Fixed assets, net                                   404       474      310       77
Contract rights, net                              2,907     4,139    1,981       52
Deferred income taxes                               509       237       22       43
Deferred financing costs, net                       557       656       --       --
Other assets                                      1,884     1,123       --       --
                                               --------   -------------------------
Total assets                                     25,532    22,388    6,742      734
                                               ========   =========================

Bank line of credit                                  --        --      150      145
Accounts payable                                  1,806     1,996      428      111
Accrued expenses and other liabilities            5,415     2,896      211       45
Accrued payroll and related taxes                 2,639     2,267      621       --
Accounts receivable sold with recourse               --        --    2,321       --
Notes payable                                        --        --    2,605       --
Current portion of long-term debt                    --        --       --       40
                                               --------   -------------------------
Total current liabilities                         9,860     7,159    6,336      341

Long-term debt                                   14,457    13,927      415      317
Liability for warrants issued                     1,683     1,569       --       --
Notes payable - stockholders                      1,260     1,260      600      300
Other long-term liabilities                         320       356       75       75
                                               --------   -------------------------
Total liabilities                                27,580    24,271    7,426    1,033
                                               --------   -------------------------

Total stockholders' deficit                      (2,048)   (1,883)    (684)    (299)
                                               --------   -------------------------

Total liabilities & stockholders' deficit        25,532    22,388    6,742      734
                                               ========   =========================

Consolidated balance sheets and statements of operations were prepared by
ClearPoint as a private company, in accordance with U.S. generally accepted accounting principles and may not conform to SEC Regulation S-X. Accordingly, such historical information may be adjusted and presented differently in our proxy statement to solicit stockholder approval of the merger.